                                 Exhibit 10.1

          SIXTH AMENDMENT AND FORBEARANCE AGREEMENT, dated as of August 18, 1999 (this "AMENDMENT"), to the CREDIT AGREEMENT, dated as of October 2, 1997, as amended by the Global Amendment and Assignment and Acceptance, dated as of October 20, 1997, the Second Amendment, dated as of March 13, 1998, the Third Amendment, dated as of May 8, 1998, the Fourth Amendment, dated as of September 25, 1998 and the Fifth Amendment, dated as of April 2, 1999 (as further amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among AXIOHM TRANSACTION SOLUTIONS, INC. (f/k/a DH Technology, Inc.), a California corporation (the "BORROWER"), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the "LENDERS"), LEHMAN BROTHERS INC., as arranger, LEHMAN COMMERCIAL PAPER INC., as syndication agent (in such capacities, the "SYNDICATION AGENT"), and UNION BANK OF CALIFORNIA, N.A., as administrative agent (the "ADMINISTRATIVE AGENT").


                                W I T N E S S E T H :

          WHEREAS, the Borrower, the Syndication Agent, the Administrative Agent and the Lenders are parties to the Credit Agreement; and

          WHEREAS, the Borrower has requested certain amendments to the Credit Agreement to which the Lenders are willing to agree, but only on the terms and subject to the conditions set forth herein; and

          WHEREAS, the Borrower has requested that the Lenders forbear from taking certain actions under the Credit Agreement and the Lenders are willing to agree, but only on the terms and subject to the conditions set forth herein;

          NOW THEREFORE, in consideration of the premises, the parties hereto agree as follows:

          SECTION 1.  DEFINITIONS.

          1.1 DEFINED TERMS. Unless otherwise defined herein and except as set forth in this Amendment, terms defined in the Credit Agreement are used herein as therein defined.

          SECTION 2.  AMENDMENTS TO CREDIT AGREEMENT.

          2.1  AMENDMENTS TO SECTION 1.1 (DEFINED TERMS).

          (a   Section 1.1 of the Credit Agreement is hereby amended by (i)
deleting in their entirety the definitions of the following terms:
"COMMITMENT", "ECF PERCENTAGE", "FACILITY", "LENDERS", "LOANS", "REQUIRED LENDERS" and "TOTAL REVOLVING EXTENSIONS OF CREDIT" and (ii) inserting in their proper alphabetical order the following definitions:



          "BUDGET": a weekly consolidated domestic cash receipts and disbursements budget, in form and substance satisfactory to the Administrative Agent and the Required Lenders, which shall, among other things, project revenues to be received and all material expenditures proposed to be made during such week and detail the Borrower's domestic cash balance and outstanding "float", together with a summary of cash balances of the Borrower's Foreign Subsidiaries.

          "COMMITMENT": as to any Lender, the sum of the Tranche A Term Loan Commitment, the Tranche B Term Loan Commitment, the Revolving Credit Commitment and the New Commitment of such Lender.

          "ECF PERCENTAGE":  100%.

          "FACILITY": each of (a) the Tranche A Term Loan Commitments and the Tranche A Term Loans made thereunder (the "TRANCHE A TERM LOAN FACILITY"),
     (b) the Tranche B Term Loan Commitments and the Tranche B Term Loans made thereunder (the "TRANCHE B TERM LOAN FACILITY"), (c) the Revolving

     Credit Commitments and the extensions of credit made thereunder (the "REVOLVING CREDIT FACILITY") and (d) the New Commitment and the extensions of credit made thereunder (the "NEW FACILITY").

          "FORBORNE DEFAULTS":  as defined in Section 3.1 of the Sixth
     Amendment.

          "FRENCH REVOLVER":  as defined in Section 7.2(i).

          "LENDERS": the collective reference to the Term Loan Lenders, the Revolving Credit Lenders and the New Lender.

          "LOANS": the collective reference to the Term Loans, the Revolving Credit Loans and the New Loans.

          "NEW COMMITMENT": the obligation of the New Lender to make New Loans in an aggregate principal amount not to exceed $5,000,000.

          "NEW COMMITMENT PERIOD": the period from and including the Sixth Amendment Effective Date to the Revolving Credit Termination Date.

          "NEW LENDER":  Union Bank of California, N.A.

          "NEW LOANS":  as defined in Section 2.4A.

          "REQUIRED LENDERS": the holders of more than 50% of the sum of (a) the aggregate unpaid principal amount of the Term Loans, (b) the Total Revolving Credit Commitments or, if the Revolving Credit Commitments have been terminated, the Total Revolving Extensions of Credit, and (c) the New Commitment or, if the New Commitment has been terminated, the principal amount of New Loans then outstanding.

          "SIXTH AMENDMENT": the Sixth Amendment and Forbearance Agreement, dated as of August 18, 1999, to this Agreement.

          "SIXTH AMENDMENT EFFECTIVE DATE": the date on which the Sixth Amendment became effective in accordance with the terms thereof.

          "TOTAL REVOLVING EXTENSIONS OF CREDIT": at any time, the aggregate amount of the Revolving Extensions of Credit of the Revolving Credit Lenders and the principal amount of all New Loans then outstanding at such time.

          (b   Section 1.1 of the Credit Agreement is hereby further amended by inserting after the phrase "the Letters of Credit," in the definition of the term "OBLIGATIONS" the phrase "any obligations of the Borrower arising in connection with its cash management arrangements with any Lender so long as such Lender does not materially modify its cash management arrangements with the Borrower in a manner that materially increases the likelihood of losses to such Lender associated with such arrangements".

          2.2  AMENDMENTS TO SECTION 2 (AMOUNT AND TERMS OF COMMITMENTS).  (a)
Section 2 of the Credit Agreement is hereby amended by inserting immediately after Section 2.4 a new Section 2.4A to read as follows:

     "    2.4A. NEW COMMITMENT.  (a)  Subject to the terms and conditions hereof, the New Lender agrees to make revolving credit loans ("NEW LOANS") to the Borrower from time to time during the New Commitment Period in an aggregate principal amount at any one time outstanding which does not exceed the amount of the New Commitment. During the New Commitment Period the Borrower may use the New Commitment by borrowing, prepaying the New Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof. The New Loans may from time to time be Eurodollar Loans or Base Rate Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.5A and 2.11, PROVIDED that no New Loan shall be made as a Eurodollar Loan after the day that is one month prior to the Revolving Credit Termination Date.

          (b) The Borrower shall repay all outstanding New Loans on the Revolving Credit Termination Date.".

          (b) Section 2 of the Credit Agreement is hereby further amended by inserting immediately after Section 2.5 a new Section 2.5A to read as follows:

     "    2.5A. PROCEDURE FOR NEW BORROWING.  The Borrower may borrow under the
     New Commitment during the New Commitment Period on any Business Day, PROVIDED that the Borrower shall give the Administrative Agent irrevocable Notice of Borrowing (which notice must be received by the Administrative Agent prior to 3:00 p.m., New York City time, (a) three Business Days prior to the requested Borrowing Date, in the case of Eurodollar Loans, or (b) one Business Day prior to the requested Borrowing Date, in the case of Base Rate Loans), specifying (i) the amount and Type of New Loans to be borrowed, (ii) the requested Borrowing Date and (iii) in the case of Eurodollar Loans, the respective amounts of each such Type of Loan and the respective lengths of the initial Interest Period therefor. Each borrowing under the New Commitment shall be in an amount equal to (x) in the case of Base Rate Loans, $500,000 or a whole multiple thereof (or, if the then available New Commitment is less than $500,000 such lesser amount) and (y) in the case of Eurodollar Loans, $500,000 or a whole multiple thereof.
     Such borrowing will be made available to the Borrower by the Administrative Agent crediting the account of the Borrower on the books of the Funding Office with the amounts made available to the Administrative Agent by the New Lender and in like funds as received by the Administrative Agent.".

          2.3  AMENDMENTS TO SECTION 2.6 (REPAYMENT OF LOANS; EVIDENCE OF DEBT).

(a) Section 2.6(a) of the Credit Agreement is hereby amended by deleting the first sentence of said Section in its entirety and inserting in lieu thereof the following:

     "The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of the appropriate Lender (i) the then unpaid principal amount of each Revolving Credit Loan of each such Revolving Credit Lender on the Revolving Credit Termination Date (or such earlier date on which the Loans become due and payable pursuant to Section 8), (ii) the then unpaid principal amount of each Swing Line Loan of the Swing Line Lender on the Revolving Credit Termination Date (or such earlier date on which the Loans become due and payable pursuant to Section 8), (iii) the then unpaid principal amount of each New Loan of the New Lender on the Revolving Credit Termination Date (or such earlier date on which the Loans become due and payable pursuant to Section 8) and (iv) the principal amount of each Term Loan of each such Term Loan Lender in installments according to the amortization schedule set forth in Section 2.3 (or on such earlier date on which the Loans become due and payable pursuant to Section 8).".

          (b) Section 2.6(e) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting in lieu thereof the following:

     "    (e) The Borrower agrees that, promptly following the request to the
     Administrative Agent by any Lender, the Borrower will execute and deliver to such Lender (i) a promissory note of the Borrower evidencing any Term Loans (a "TERM NOTE"), Revolving Credit Loans (a "REVOLVING CREDIT NOTE"), Swing Line Loans (a "SWING LINE NOTE") or New Loans (a "NEW NOTE"), as the case may be, of such Lender, substantially in the forms of Exhibit G-1, G-2, G-3 or G-4, respectively, with appropriate insertions as to date and principal amount.".

          2.4  AMENDMENTS TO SECTION 2.9 (OPTIONAL PREPAYMENTS).   Section 2.9
of the Credit Agreement is hereby amended (a) by inserting the phrase "New Loans," immediately after each of the following phrases: "except in the case of" and "Partial prepayments of" and (b) inserting a new sentence at the end of said Section to read as follows:

     "During the period from the Sixth Amendment Effective Date through the Revolving Credit Termination Date, any amounts prepaid pursuant to this
     Section 2.9 on either the Term Loans or the Revolving Credit Loans shall be applied, FIRST, to the prepayment of the Term Loans and, SECOND, to the prepayment of the Revolving Credit Loans.".

          2.5 AMENDMENTS TO SECTION 2.10 (MANDATORY PREPAYMENTS AND COMMITMENT REDUCTIONS). (a) Section 2.10(a) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting in lieu thereof the following:

     "    (a) Unless the Required Lenders shall otherwise agree, if on any date the Borrower or any of its Subsidiaries shall receive Net Cash Proceeds from any issuance of any Capital Stock or Indebtedness (excluding Indebtedness in respect of the French Revolver and the New Loans) or any other Capital Markets Transaction (as defined in the Senior Subordinated
     Note Indenture) including, without limitation, any private placement or public issuance of debt or equity, such Net Cash Proceeds shall be applied on the date of such issuance or Incurrence toward the prepayment of the Term Loans and the reduction of the Commitments as set forth in Section 2.10(d).".

          (b) Section 2.10(b) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting in lieu thereof the following:

     "    (b)  Unless the Required Lenders shall otherwise agree, if on any date the Borrower or any of its Subsidiaries shall receive Net Cash Proceeds from any Asset Sale or Recovery Event such Net Cash Proceeds shall be applied on such date toward the prepayment of the Term Loans and the reduction of the New Commitment and the Revolving Credit Commitments as set forth in Section 2.10(d).".

          (c) Section 2.10(c) of the Credit Agreement is hereby amended by inserting the phrase "New Commitment and the" before the phrase "Revolving Credit Commitments" in said Section.

          (d) Section 2.10(d) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting in lieu the following:

     "    (d)  Amounts to be applied in connection with prepayments and
     Commitment reductions made pursuant to this Section 2.10 shall be applied, FIRST, to the prepayment of the Term Loans and, SECOND, to reduce permanently the Revolving Credit Commitments and New Commitments PRO RATA. Any such reduction of the Revolving Credit Commitments and New Commitments shall be accompanied by prepayment of the Revolving Credit Loans and/or Swing Line Loans and New Loans to the extent, if any, that the Total Revolving Extensions of Credit exceed the amount of the aggregate Revolving Credit Loans, Swing Line Loans and New Loans, as so reduced. The application of any prepayment pursuant to this Section 2.10 shall be made, FIRST, to Base Rate Loans and, SECOND, to Eurodollar Loans. Each prepayment of the Loans under this Section 2.10 (except in the case of Revolving Credit Loans and New Loans that are Base Rate Loans and Swing Line Loans) shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid.

          (e) On each Business Day, after giving effect on such Business Day to anticipated receipts by, and disbursements of, the Borrower and its Domestic Subsidiaries, the Borrower shall apply all available cash on hand in excess of $1,500,000 to the prepayment of the New Loans. Any such prepayments shall not permanently reduce the New Commitment and are available for reborrowing.".

          2.6 AMENDMENT TO SECTION 2.23 (SWING LINE COMMITMENT). Section 2.23 of the Credit Agreement is hereby amended by deleting the phrase "during the Revolving Credit Commitment Period" and inserting in lieu thereof the phrase "prior to the Sixth Amendment Effective Date".

          2.7 AMENDMENT TO SECTION 3.1 (L/C COMMITMENT). Section 3.1 of the Credit Agreement is hereby amended by inserting the phrase "but prior to the Sixth Amendment Effective Date" immediately after the phrase "After the Syndication Date".

          2.8 AMENDMENT TO SECTION 4.2 (NO CHANGE). Section 4.2 of the Credit Agreement is hereby amended by deleting the reference to the date "December 31, 1996" and inserting in lieu thereof the phrase "the Sixth Amendment Effective Date".

          2.9 AMENDMENT TO SECTION 4.16 (USE OF PROCEEDS). Section 4.16 of the Credit Agreement is hereby amended by (a) inserting at the commencement of
Section 4.16(b), the phrase "Prior to the Sixth Amendment Effective Date" and
(b) inserting a new Section 4.16(c) to read as follows:

     "    (c)  The proceeds of the New Loans shall be used for working capital purposes and other general corporate purposes of the Borrower, and shall be used only in accordance with the items and in the approximate amounts set forth in the Budget for the applicable week (except that proceeds may be used in accordance with items and in the approximate amounts identified in Budgets for a prior week but not used in such week).".

          2.10 AMENDMENT TO SECTION 5.2 (CONDITIONS TO EACH EXTENSION OF CREDIT). Section 5.2 of the Credit Agreement is hereby amended by inserting a new Section 5.2(c) to read as follows:

     "    (c) BORROWING CERTIFICATE.  As a condition precedent to the making of any New Loan, the Administrative Agent shall have received, with a copy for each Lender, a certificate executed by a Responsible Officer of the Borrower certifying that (i) the requested Loan and the intended use thereof are consistent with the terms of this Agreement and is to be used in accordance with Section 4.16(c), (ii) the proceeds thereof are necessary, after utilization and application of the Borrowers' available cash reserves (allowing for reasonable operating cash balances), in order for the Borrower to satisfy its obligations in the ordinary course of its business, (iii) except with respect to the Forborne Defaults and the representations and warranties contained in Section 4.20 of the Credit Agreement, the representations and warranties contained in Section 4 of the Credit Agreement are true and correct in all material respects and the Borrower and the Guarantors have observed and performed all applicable covenants and agreements contained in the Credit Agreement and in the other Loan Documents to be observed, performed or satisfied by the Borrower or the Guarantors and (iv) such officer has no knowledge of any Default or Event of Default other than a Forborne Default.".

          2.11  AMENDMENT TO SECTION 7.5 (LIMITATION ON SALE OF  ASSETS).  (a)
Section 7.5(d) of the Credit Agreement is hereby amended by deleting said
Section in its entirety and inserting in lieu thereof the following:

     "    (d)  [intentionally omitted]".

          (b) Section 7.5(h) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting in lieu thereof the following:

     "    (h)  [intentionally omitted].".

          2.12  AMENDMENT TO SECTION 7.6 (LIMITATION ON DIVIDENDS).   Section
7.6 of the Credit Agreement is hereby amended by deleting Sections 7.6(b), (c) and (d) in their entirety and inserting in lieu thereof the following:

     "    (b)  [intentionally omitted]

          (c)  [intentionally omitted]

          (d)  [intentionally omitted].".

          2.13 AMENDMENT TO SECTION 7.8 (LIMITATION ON INVESTMENTS, LOANS AND ADVANCES). Section 7.8(l) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting in lieu thereof the following:

     "    (l)  [intentionally omitted].".

          2.14  AMENDMENT TO SECTION 7.11(LIMITATION ON SALES AND LEASEBACKS).
(a) Section 7.11 of the Credit Agreement is hereby amended by deleting the phrase ", except if the Net Cash Proceeds of such sale are applied toward the prepayment of the Term Loans and the reduction of the Revolving Credit Commitments pursuant to Section 2.10".

          2.15 AMENDMENT TO SECTION 10 (MISCELLANEOUS). Section 10 of the Credit Agreement is hereby amended by inserting immediately following Section
10.1 a new Section 10.1A as follows:

     "    10.1A  AMENDMENTS AND WAIVERS.  No waiver, amendment, supplement or modification otherwise permitted by Section 10.1 shall (a) forgive the principal amount or extend the final scheduled date of maturity of any New Loan, reduce the stated rate of any interest or fee payable with respect to the New Facility or extend the scheduled date of any payment thereof, or increase the amount or extend the expiration date of the New Commitment, in each case without the consent of the New Lender; or (b) amend, modify or waive any condition precedent to any extension of credit under the New Facility set forth in Section 5.2 (including, without limitation, in connection with any waiver of an existing Default or Event of Default) without the written consent of the New Lender.".

          2.16 AMENDMENT TO SECTION 10.6 (SUCCESSORS AND ASSIGNS; PARTICIPATIONS AND ASSIGNMENTS). Section 10.6(e) of the Credit Agreement is hereby amended by (a) inserting the phrase ", New Note" immediately after the phrase "Revolving Credit Note" each time that it appears in said Section and (b) inserting the phrase ", New Commitment" immediately after the phrase "Revolving Credit Commitment" each time that it appears in said Section.

          2.17 AMENDMENT TO CREDIT AGREEMENT. The Credit Agreement is hereby amended by inserting immediately after Exhibit G-3 a new Exhibit G-4 in the form of Exhibit A attached hereto.

          SECTION 3.  AGREEMENTS

          3.1 FORBEARANCE. The Lenders hereby agree to forbear, during the period from the date hereof to October 31, 1999, from the exercise of any rights or remedies under the Credit Agreement in respect of Defaults or Events of Default that (a) are set forth on Exhibit B hereto, (b) may arise under Section
7.1 of the Credit Agreement for the period ending on September 30, 1999, (c) may arise as a result of the failure of the Borrower to pay principal due and owing on September 30, 1999 on the Term Loans or (d) may arise as a result of the failure of the Borrower to pay interest due and owing on October 1, 1999 under the Senior Subordinated Note Indenture (collectively, the "Forborne Defaults"). Prior to October 31, 1999, the Borrower shall be permitted to borrow New Loans notwithstanding the Borrower's failure to satisfy Section 5.2(b) of the Credit Agreement due to the existence of the Forborne Defaults.

          3.2 FORBEARANCE FEE. The Borrower shall pay to the Administrative Agent for the ratable benefit of the Lenders a fee equal to $75,000 (the "FORBEARANCE FEE") which fee shall be earned and payable on the Sixth Amendment Effective Date.

          3.3 LENDERS' FINANCIAL ADVISOR. In the event the Administrative Agent determines to retain a financial advisor, the Borrower shall pay or reimburse the Administrative Agent for all reasonable fees and out-of-pocket expenses associated with such retention.

          3.4 FINANCIAL ADVISOR; CONFERENCE CALLS. (a) The Borrower shall continue to retain Nightingale & Associates LLC or another financial advisor satisfactory to the Administrative Agent and the Required Lenders (the "FINANCIAL ADVISOR").

          (b   Senior management of the Borrower and the Financial Advisor shall participate in weekly conference calls with the Administrative Agent and the Lenders and respond promptly to all reasonable inquiries of the Administrative Agent and the Lenders.

          3.5 YEAR 2000 COMPLIANCE. The Borrower shall provide to the Administrative Agent, on or before August 31, 1999, a report describing in detail the Borrower's efforts to become year 2000 compliant. The Borrower hereby certifies that any reprogramming required to permit the proper functioning in and following the year 2000 of (a) computer systems of the Borrower or any Subsidiary and (b) systems and equipment containing embedded microchips of the Borrower or any Subsidiary, and the testing of all such computer systems and equipment, as so reprogrammed, shall be completed by December 15, 1999.

          3.6 CASH MANAGEMENT. The Borrower shall maintain a system of cash management that (a) collects domestic accounts receivable in accounts maintained by the Agent and Mellon Bank, N.A. and (b) concentrates available funds on a daily basis in a single account maintained by the Administrative Agent. The Borrower shall cooperate with the Administrative Agent in the review of its existing cash management system and the development of a streamlined cash management system. The Borrower shall use its best efforts to deliver to the Administrative Agent on or before September 15, 1999 depository agreements, blocked account agreements or lockbox agreements in form and substance satisfactory to the Administrative Agent with each institution at which the Borrower or any Subsidiary maintains a deposit account.

          3.7 FINANCIAL INFORMATION. The Borrower shall provide to the Administrative Agent and each Lender all financial information reasonably requested by the Administrative Agent in form satisfactory to the Administrative Agent and the Required Lenders including, without limitation, weekly cash flow projections.

          3.8  BUSINESS PLAN.  The Borrower shall provide to the
Administrative Agent and each Lender, on or before October 15, 1999, a strategic business plan which shall provide, among other things, a detailed description of the Borrower's financing alternatives and asset divestiture efforts.

          3.9 LIMITATION ON INDEBTEDNESS. Notwithstanding anything to the contrary contained in the Credit Agreement, on and after the Sixth Amendment Effective Date, the Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, first create, incur or become obligated with respect to any new Indebtedness otherwise permitted by Section
7.2 of the Credit Agreement, except (a) the New Loans and (b) Indebtedness permitted by Sections 7.2(b), (f), (i) and (j) of the Credit Agreement.

          3.10 LIMITATION ON CAPITAL EXPENDITURES. Notwithstanding anything to the contrary contained in the Credit Agreement, on and after the Sixth Amendment Effective Date, the Borrower shall not, and shall not permit any of its Subsidiaries to, make or commit to make (by way of the acquisition of securities of a Person or otherwise) any Capital Expenditure except as set forth in the Budget.

          3.11 AXIOHM S.A.R.L.. Axiohm S.A.R.L. shall at all times maintain a working capital facility for the purpose of funding working capital needs in the ordinary course of its business in an amount not less than the Fr. franc equivalent (determined in good faith by the Borrower) of $1,500,000.

          3.12 DEBTOR-IN-POSSESSION FINANCING. In the event the Borrower shall commence, or there shall be commenced against the Borrower, any case, proceeding or action relating to bankruptcy or any other insolvency proceeding, the Borrower shall negotiate with the Lenders in good faith for the provision by the Lenders of debtor-in-possession financing.

          3.13 COMPLIANCE. The Borrower agrees that its failure to perform any of the agreements set forth in this Section 3 shall constitute an immediate Event of Default under paragraph (c)(i) of Section 8 of the Credit Agreement.

          3.14 ACKNOWLEDGMENTS. The Borrower hereby acknowledges that (a) it is truly and justly indebted to the Lenders, without defense, counterclaim or offset of any kind, in the aggregate principal amount of $58,650,000 (without giving effect to the Sixth Amendment) plus accrued and unpaid interest and (b) the Obligations (giving effect to the Sixth Amendment) are secured by valid, perfected, enforceable and unavoidable first priority liens and security interests upon the Collateral, senior to all other security interests and liens upon the Collateral (except as set forth in the Security Agreement) and constitute "Senior Debt" of the Borrower under the Senior Subordinated Note Indenture.

          3.15 RELEASE The Borrower and each Guarantor hereby release and discharge, individually and collectively, the Administrative Agent, the Syndication Agent and each Lender, their respective present or former officers, directors, agents, employees, servants, affiliates, subsidiaries, general or limited partners, attorneys and representatives as well as their respective successors and assigns, from and against any and all actions, causes of action, suits, debts, dues, sums of money, obligations, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, liabilities, rights and demands whatsoever, of whatever kind or nature, in contract or in tort, in law or equity, known or unknown, which the Borrower, the Guarantors, or any of them, or any party claiming by or through the Borrower, the Guarantors, or any of them, ever had, now have or hereafter can, shall or may have for, upon or by reason of any matter, cause or thing whatsoever, from the beginning of the world to and including the Sixth Amendment Effective Date which are based upon, arise under or are related to the Credit Agreement and the other Loan Documents. The Borrower and each Guarantor expressly waives any and all rights under any applicable statute, doctrine or principle of law restricting the right of any person to release claims which such person does not know or suspect to exist at the time of executing a release, which claims, if known, may have materially affected such person's decision to give such a release. In connection with such waiver and relinquishment, the Borrower and each Guarantor acknowledges that it is aware that it may hereafter discover claims presently unknown or unsuspected, or facts in addition to or different from those which it now knows or believes to be true, with respect to the matters released herein. Nevertheless, it is the intention of the Borrower and each Guarantor to fully, finally and forever settle and release all such matters, and all claims relative thereto which now exist, may exist or theretofore have existed between or among the Borrower, the Guarantors, or any of them, and the Lenders, as specifically provided herein.

          3.16 AMENDMENT TO GUARANTEE AND COLLATERAL AREEMENT. The Borrower and each Guarantor shall execute and deliver to the Administrative Agent the Amendment to the Guarantee and Collateral Agreement, in the form attached hereto as Exhibit C (the "COLLATERAL AGREEMENT AMENDMENT"). Each Lender hereby authorizes the Administrative Agent to execute the Collateral Agreement Amendment.

          SECTION 4.  MISCELLANEOUS.

          4.1 EFFECTIVENESS. This Amendment shall become effective as of the date first set forth above upon (a) receipt by the Administrative Agent of counterparts of this Amendment, duly executed and delivered by the Borrower, the Guarantors, Union Bank of California, N.A., the Required Lenders and the Administrative Agent, (b) receipt by the Administrative Agent of payment of all reasonable costs and expenses (including the reasonable fees and disbursements of counsel) incurred by the Administrative Agent and the Lenders in connection with this Amendment, (c) receipt by the Administrative Agent of a duly executed Assumption Agreement (as defined in the Guarantee and Collateral Agreement) by Cognitive L.L.C., (d) receipt by the Administrative Agent of the Collateral Agreement Amendment, duly executed and delivered by the Borrower, the Guarantors and the Administrative Agent,
(e) receipt by the Administrative Agent of resolutions duly adopted by the Board of Directors of the Borrower and the Guarantors authorizing the transactions contemplated by this Amendment and (f) receipt by the Administrative Agent of evidence satisfactory to the Administrative Agent and the Required Lenders that the facility referred to in Section 3.11 is in place at the time the conditions contained in clauses (a) through (e) of this
Section 4.1 are satisfied.

          4.2 CONTINUING EFFECT; NO OTHER AMENDMENTS. Except as expressly amended or waived hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments contained herein shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein.

          4.3 COUNTERPARTS. This Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof, and the failure to deliver an executed counterpart by other means shall not affect the validity, enforceability or binding effect of this Amendment.

          4.4 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                              AXIOHM TRANSACTION SOLUTIONS, INC.


                              By: [sig.]
                              Name:
                              Title:



                              AXIOHM S.A.R.L. (formerly known as AXIOHM S.A., successor by merger to AXIOHM-INVESTISSEMENTS)


                              By: [sig.]
                              Name:
                              Title:



                              AXIOHM E.U.R.L. (formerly known as DARDEL
                                TECHNOLOGIES, S.A.).


                              By: [sig.]
                              Name:
                              Title:



                              AXIOHM IPB, INC.


                              By: [sig.]
                              Name:
                              Title:



                              STADIA COLORADO CORP.


                              By: [sig.]
                              Name:
                              Title:



                              COGNITIVE SOLUTIONS, INC.

                              By: [sig.]
                              Name:
                              Title:



                              COGNITIVE L.L.C.


                              By: [sig.]
                              Name:
                              Title:



                              UNION BANK OF CALIFORNIA, N.A., as
                               Administrative Agent and as a Lender


                              By: [sig.]
                              Name:
                              Title:



                              LEHMAN COMMERCIAL PAPER INC., as
                                Syndication Agent and as a Lender


                              By: [sig.]
                              Name:
                              Title:



                              SOUTHERN PACIFIC BANK


                              By: [sig.]
                              Name:
                              Title:



                              BHF (USA) CAPITAL CORPORATION


                              By: [sig.]
                              Name:
                              Title:


                              By: [sig.]
                              Name:
                              Title:

                              BALANCED HIGH-YIELD FUND I LTD.

                              By: BHF (USA) Capital Corporation, as
                                    attorney-in-fact


                              By: [sig.]
                              Name:
                              Title:


                              By: [sig.]
                              Name:
                              Title:




                              BSB BANK & TRUST COMPANY


                              By: [sig.]
                              Name:
                              Title:



                              IMPERIAL BANK, A CALIFORNIA BANKING CORPORATION


                              By: [sig.]
                              Name:
                              Title:



                              MELLON BANK, N.A.


                              By: [sig.]
                              Name:
                              Title:



                              SOCIETE GENERALE


                              By: [sig.]
                              Name:
                              Title:



                              BANQUE NATIONALE DE PARIS


                              By: [sig.]
                              Name:
                              Title:

                              CANADIAN IMPERIAL BANK OF COMMERCE


                              By: [sig.]
                              Name:
                              Title:



                              CREDIT LYONNAIS


                              By:
                              Name:
                              Title: